Exhibit 10.76

                               WARRANT CERTIFICATE
                               -------------------

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED WITHOUT THE EXPRESS WRITTEN CONSENT OF THE COMPANY AND UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH SALE OR TRANSFER, OR IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY, OR AN EXCEPTION THEREFROM IS AVAILABLE UNDER THE ACT.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                   ------------------------------------------

Company:   National  Manufacturing  Technologies, Inc., a California corporation
Symbol:               NMFG
Number  of  Shares:          300,000
Class  of  Stock:          Common
Initial  Exercise  Price:          $0.50
Issue  Date:               February  9,  2001
Expiration  Date:          February  8,  2003  (subject  to  Article  4.1)

     THIS WARRANT CERTIFIES THAT, in consideration of an extension of credit to Corporation and for other good and valuable consideration, Newtonhill Limited, or its nominee, ("Holder") is entitled to purchase the number of fully paid and non-assessable shares of the class of securities (the "Shares") of National Manufacturing Technologies, Inc. (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.

ARTICLE  1.   EXERCISE

     1.1     Method  of  Exercise.   Holder  may  exercise  this  Warrant  by
delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company payment for the aggregate Warrant Price for the Shares being purchased.

     1.2 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so required.

     1.3     Replacement  of  Warrants.   On  receipt  of  evidence  reasonably
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.4     Repurchase  on  Sale,  Merger,  or  Consolidation  of  the Company.

          1.4.1. "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.4.2.   Assumption  of  Warrant.   If  upon  the  closing  of  any
acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

          1.4.3 Non-assumption. If upon the closing of any Acquisition the successor entity does not assume the obligations of his Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

ARTICLE  2.   ADJUSTMENTS  TO  THE  SHARES.

     2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2     Reclassification,  Exchange  or  Substitution.   Upon  any
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3     Adjustments  for Combinations, Etc.   If the outstanding Shares are
combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

     2.4 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from time to time, in the manner set forth on Exhibit A, if attached, in the event of Diluting Issuances (as defined on Exhibit A).

     2.5 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's right under this Article against impairment. If the Company takes any action affecting the Shares other than as described above that adversely affects Holder's rights under this warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Accounting Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE  3.   REPRESENTATIONS  AND  COVENANTS  OF  THE  COMPANY.

     3.1     Representations and Warranties.   The Company hereby represents and
warrants  to  the  Holder  as  follows:

          (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than (i) the price per share at which the Shares were last issued in an arms-length transaction in which at least $50,000 of the Shares were sold and (ii) the fair market value of the Shares as of the date of this Warrant.

          (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (a) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

     3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) within ninety (90) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company 's quarterly, unaudited financial statements.

     3.4     Registration  Under  Securities  Act  of  1933,  as  amended.   The
Company agrees that the Shares shall be subject to the registration rights set forth on Exhibit A attached.

ARTICLE  4.   MISCELLANEOUS.

     4.1     Term.   This  Warrant  is  exercisable, in whole or in part, at any time  and  from  time  to time on or before the Expiration Date set forth above.

     4.2     Legends.   This  Warrant  and  the Shares shall be imprinted with a
legend  in  substantially  the  following  form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMEMDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercisable this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     4.4     Transfer  Procedure.    Subject  to  the provisions of Section 4.2,
Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

     4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

     4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7 Attorney's Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.

     4.8     Governing Law.   This Warrant shall be governed by and construed in
accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.


                         National  Manufacturing  Technologies,  Inc.
                         "COMPANY"

                         By    /S/ Patrick W. Moore
                              ----------------------------------
                              Patrick  W.  Moore
                              Title:  Chief  Executive  Officer




                         By  /S/ Jennifer D. Brown
                             ----------------------------------
                              Jennifer  D.  Brown
                              Title:  Secretary

                                   APPENDIX 1

                               NOTICE OF EXERCISE
                               ------------------


     1. The undersigned hereby elects to purchase __________________ shares of the Common Stock of National Manufacturing Technologies, Inc, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised with respect to ________________of the Shares covered by the Warrant.

     [Strike  paragraph  that  does  not  apply.]

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


          __________________________________________
          (Name)


          __________________________________________

          __________________________________________
          (Address)

     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


                         ____________________________________

                         By  __________________________________
                         (Signature)


_________________
(Date)





                                   APPENDIX 2

                     NOTICE THAT WARRANT IS ABOUT TO EXPIRE
                     --------------------------------------


                              _____________, ______


(Name  of  Holder)

(Address  of  Holder)



Dear  _____________________:

     This is to advise you that the Warrant issued to you described below will expire on ______________________, _____.


     Issuer:  National  Manufacturing  Technologies,  Inc

     Issue  Date:               _____________________

     Class  of  Security  Issuable:     Common

     Exercise  Price  Per  Share:     _____________________

     Number  of  Shares  Issuable:     _____________________

     Procedure  for  Exercise:

     Please contact [name of contact person at (phone number) with any questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

                         National  Manufacturing  Technologies,  Inc

                         By  _____________________________

                         Its  _____________________________





                                    EXHIBIT A
                                    ---------


                               Registration Rights
                               -------------------


     The Shares shall be deemed "registrable securities" or otherwise entitled to "piggy back" registration rights in accordance with the terms of any agreement between the Company and any of its investors (the "Agreement")

     The Company agrees that no amendments will be made to the Agreement which would have an adverse impact on Holder's registration thereunder without the consent of Holder.

     If no Agreement exists, then the Company and the Holder shall enter into a form of Registration Rights Agreement which shall be no less favorable than any such agreement subsequently entered into between the Company and any investors and in no event providing less than piggy back registration rights.